Exhibit 99.1

Exhibit 99.1 Senior Notes Term Sheet—Noteholder Proposal (May 7, 2015)

EXCHANGE AND INVESTMENT TERM SHEET

SAMSON RESOURCES CORPORATION

This non-binding term sheet (this “Term Sheet”) is a summary of indicative terms and conditions for a potential out-of-court exchange and investment transaction (the “Recapitalization”) concerning Samson Resources Corporation, a Delaware corporation (“Holdings”), and certain of its domestic direct and indirect subsidiaries, including Samson Investment Company (the “Company”), to be effectuated through a new secured debt investment by certain of the holders of the Company’s 9.750% Senior Notes due 2020 (the “Existing Notes”) and an exchange offer by the Company for the Existing Notes.

This Term Sheet is non-binding, is being presented for discussion and settlement purposes, and is entitled to protection from any use or disclosure to any Person pursuant to Federal Rule of Evidence 408 and any other rule of similar import. This Term Sheet is not an offer, commitment or agreement of any kind and may not be relied upon as such. Any obligation will arise only when an authorized signatory of each of the parties has signed and delivered definitive documents, and no obligation will arise from any oral or written statement or correspondence during discussions among the parties. Any party may terminate or withdraw from discussions at any time and for any reason in such party’s sole and absolute discretion without liability to any other party. This Term Sheet does not purport to summarize all of the terms, conditions, covenants and other provisions that may be contained in fully negotiated and executed definitive documentation (the “Definitive Documentation”) in connection with a potential recapitalization. No provision of this Term Sheet should be considered separate and apart from the whole. This Term Sheet does not constitute an offer for the purchase, sale or subscription of, or solicitation or invitation of any offer to buy, sell or subscribe for, any securities.

This Term Sheet and the information contained herein shall remain strictly confidential and may not be shared with any Person other than the Company, the Ad Hoc Noteholders (as defined below) and their respective professional advisors, or circulated or referred to publicly or in discussions with any of the Company’s creditors or other stakeholders without the prior written consent of each of the Ad Hoc Noteholders, except as may be required by law.

GENERAL

Ad Hoc Noteholders	The ad hoc group of noteholders collectively holding over 50% of the Existing Notes (collectively, the “Ad Hoc Noteholders”)

NEW INVESTMENT

New Investment by Ad Hoc Noteholders	The Ad Hoc Noteholders shall collectively commit to contribute $[600] million in cash (the “New Investment”) in exchange for (i) $[600] million in principal amount of first lien, second-out loans (the “1.25-Lien Loans”) and (ii) [15]% of the common stock of Holdings (subject to anti-dilution protection). Each holder of Existing Notes that (i) is a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act of 1933 (a “QIB”) and (ii) participates in the Exchange Offer will have the opportunity to elect to participate in the New Investment on a pro rata basis. The Ad Hoc Noteholders will receive a backstop commitment fee in an amount equal to [6.0]% of the principal amount of the New Investment, payable in the form of additional 1.25-Lien Loans at the consummation of the New Investment.

1.25-Lien Loans

Interest. The 1.25-Lien Loans will bear [9.00]% cash interest and [3.00]% payment-in-kind interest per annum.

Documentation. The 1.25-Lien Loans will be issued by amending the documentation governing the Existing RBL (as defined below), including the Existing RBL Credit Agreement (as defined below).

Priority. The 1.25-Lien Loans will be secured by the same liens on collateral securing the Existing RBL, and shall be subject to the same benefits as the Existing RBL under the Second Lien Intercreditor Agreement dated as of September 25, 2012 (as amended, the “Existing Intercreditor”) among the Company, the other grantors party thereto, JPMorgan Chase Bank, N.A., as representative for the Senior Secured Parties and Bank of America, N.A., as representative for the Initial Second Priority Debt Parties. The 1.25-Lien Loans will be guaranteed by Holdings and the same subsidiaries of the Company that guarantee the obligations under the Existing RBL Credit Agreement. Pursuant to contractual provisions to be agreed with the lenders under the Existing

RBL Credit Agreement, the 1.25-Lien Loans will be subordinated in lien priority to the Amended RBL (as defined below). Covenants. Same as Amended RBL.

Use of Proceeds	$[250] million of the net cash proceeds from the New Investment will be used to pay down the outstanding balance of the Existing RBL. The remaining net cash proceeds from the New Investment will be funded to the balance sheet of the company, to be used for general corporate purposes, including potential acquisitions and to fund F&D costs.

EXCHANGE OFFER

Exchange Offer	An offer (the “Exchange Offer”) will be made to all holders of the Existing Notes to exchange all, but not less than all, of the Existing Notes of each such holder for (i) a new series of first lien, third-out notes (the “1.5-Lien Loans”) at an exchange rate of $[350] face amount of 1.5-Lien Loans for each $1,000 face amount of Existing Notes exchanged and (ii) [34]% of the common stock of Holdings (subject to anti-dilution protection). Holders of the Existing Notes that are not QIBs will not receive common stock in the Exchange Offer.

Exchange Offer Conditions	The exchange offer will be conditioned upon the tender of at least [95]% of the Existing Notes.

1.5-Lien Loans

Interest. The 1.5-Lien Loans will bear [15.00]% payment-in-kind interest per annum.

Documentation. The 1.5-Lien Loans will be issued by amending the documentation governing the Existing RBL (as defined below), including the Existing RBL Credit Agreement (as defined below).

Priority. The 1.5-Lien Loans will be secured by the same liens on collateral securing the Existing RBL and the 1.25-Lien Loans, and shall be subject to the same benefits as the Existing RBL under the Second Lien Intercreditor Agreement dated as of September 25, 2012 (as amended, the “Existing Intercreditor”) among the Company, the other grantors party thereto, JPMorgan Chase Bank, N.A., as representative for the Senior Secured Parties and Bank of America, N.A., as representative for the Initial Second Priority Debt Parties. The 1.25-Lien Loans will be guaranteed by Holdings and the same subsidiaries of the Company that guarantee the obligations under the Existing RBL Credit Agreement. Pursuant to contractual provisions to be agreed with the lenders under the Existing RBL Credit Agreement and holders of the 1.25-Lien Loans, the 1.5-Lien Loans will be subordinated to the Amended RBL and the 1.25-Lien Loans.

Covenants. Same as Amended RBL.

Exit Consent	In connection with the Exchange Offer, the exchanging holders of the Existing Notes will deliver exit consents for the purpose of amending the indenture governing the Existing Notes (the “Indenture”). Such amendments will (i) remove substantially all of the restrictive covenants in the Indenture other than those requiring unanimous consent of holders of the Existing Notes and (ii) release all guarantees in favor of the Existing Notes.

AMENDMENT TO EXISTING RBL CREDIT AGREEMENT

Amendment

In connection with the Recapitalization, the Credit Agreement dated as of December 21, 2011 (as amended, the “Existing RBL Credit Agreement” and the facility governed thereby the “Existing RBL”) among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent and the several lenders party thereto, will be amended (as so amended, the “Amended RBL Credit Agreement” and the revolving facility governed thereby the “Amended RBL”) in order to, among other things:

1.      Reflect the permanent reduction of the loans and commitments thereunder by $[250] million using a portion of the net cash proceeds of the New Investment;

2.      Permit the Recapitalization Transactions, including the New Investment, the Exchange Offer, the incurrence of the 1.25-Lien Loans and the 1.5-Lien Loans and the transactions relating thereto;

3.      Extend the maturity of the Amended RBL to March 25, 2018;

4.      Revise the financial covenants contained in the Amended RBL Credit Agreement to reflect the Recapitalization and the pro forma business plan of the Company;

5.      Provide that no borrowing base redetermination shall occur until at least one year after the date on which the Recapitalization transactions are consummated (the “Closing Date”); and

6.      Ensure that all assets of the Company and its subsidiaries are subject to first-priority liens in favor of the obligations under Amended RBL Credit Agreement (including the Amended RBL, the 1.25-Lien Loans and the 1.5-Lien Loans).

POST-RECAPITALIZATION CAPITAL STRUCTURE

Amended RBL	As described above.

1.25-Lien Loans	As described above.

1.5-Lien Loans	As described above.

2L Credit Agreement	The debt outstanding under the Credit Agreement, dated as of September 25, 2012 (as amended, the “2L Credit Agreement”) will remain outstanding and the terms of the 2L Credit Agreement will not be amended in connection with the Recapitalization.

Existing Notes	As described above.

Preferred Stock	The existing cumulative redeemable preferred stock, par value $0.10 per share of Holdings (the “Preferred Stock”) will remain outstanding in connection with the Recapitalization.[1]

OTHER CONSIDERATIONS

Professional Fees	The Company shall pay the reasonable and documented out-of-pocket fees and expenses incurred by the Ad Hoc Noteholders in connection with the negotiation and implementation of this Term Sheet, the Definitive Documentation, and the Recapitalization (collectively, the “Reimbursable Expenses”), including without limitation (a) the reasonable and agreed fees and expenses of their respective legal counsel and financial advisors (including any agreed “success fees”)[2] in connection with the due diligence, drafting, negotiation, prosecution, defense or implementation of this Term Sheet, the Definitive Documentation, and the Recapitalization and (b) any reasonable fees and expenses in

[1]	NTD: Discuss treatment.
[2]	NTD: Jefferies success fee would be as set forth in the draft engagement letter dated 4/14/15 and circulated to the Company’s advisors.

connection with obtaining all required governmental, regulatory and third-party approvals and/or consents in connection with the Recapitalization (collectively, the “Approvals”).

Management Incentive Plan	New management incentive arrangements to be entered into on the Closing Date. The new incentive arrangements will provide for cash compensation based on increases in PV-10 (with the PV-10 reference value to be fixed as of the Closing Date based upon then-prevailing commodity prices and determined in a manner to be agreed), as adjusted for acquisitions and divestitures.

Board of Directors	Following the consummation of the Recapitalization, the board of directors of Holdings (the “New Board”) will consist of nine directors, four of whom will be new directors appointed by the Ad Hoc Noteholders.

Tax Considerations	The Ad Hoc Noteholders and the Company shall cooperate with one another and use good faith efforts to structure the Recapitalization and the transactions contemplated herein (including any payments contemplated herein) to the maximum extent possible in a tax-efficient manner for the Company, Holdings, and the Ad Hoc Noteholders.

CONDITIONS PRECEDENT TO RECAPITALIZATION

Ad Hoc Noteholders Conditions Precedent

The obligations of the Ad Hoc Noteholders to consummate the Recapitalization will be subject to the following conditions precedent, each of which may be waived in writing by unanimous consent of all of the Ad Hoc Noteholders.

(i)     Completion of the Ad Hoc Noteholders’ due diligence concerning the Company’s business, operations (foreign and domestic), financial condition, prospects, capital expenditures and other related matters;

(ii)    Negotiation, execution and delivery of Definitive Documentation in form and substance consistent with the terms set forth herein and otherwise satisfactory to the Ad Hoc Noteholders and the satisfaction of the further conditions precedent contained therein, which conditions precedent shall be standard and customary for transactions of this kind;

(iii)  All Approvals shall have been obtained and shall remain in full force and effect, and there shall exist no claim, action, suit, investigation, litigation or proceeding, pending or threatened in any court or before any arbitrator or governmental instrumentality, which would prohibit the Ad Hoc Noteholders from consummating the transactions contemplated by this Term Sheet;

(iv)     The lenders and the administrative agent under the Existing RBL Credit Agreement shall have committed in writing to the amendments to the Existing RBL Credit Agreement not later than June 30, 2015;

(v)      The Exchange Offer shall have commenced not later than June 30, 2015;

(vi)     [95]% of the Existing Notes shall have been tendered in the Exchange Offer;

(vii)    Payment in full of all Reimbursable Expenses (as defined herein) outstanding on the Closing Date; and

(viii)  The Closing Date shall have occurred by August 14, 2015.

Exhibit 99.1 Senior Notes Term Sheet—Company Proposal (May 22, 2015)

EXCHANGE AND INVESTMENT TERM SHEET

SAMSON RESOURCES CORPORATION

This non-binding term sheet (this “Term Sheet”) is a summary of indicative terms and conditions for a potential out-of-court exchange and investment transaction (the “Recapitalization”) concerning Samson Resources Corporation, a Delaware corporation (“Holdings”), and certain of its domestic direct and indirect subsidiaries, including Samson Investment Company (the “Company”), to be effectuated through a new secured debt investment by certain of the holders of the Company’s 9.750% Senior Notes due 2020 (the “Existing Notes”) and an exchange offer by the Company for the Existing Notes.

This Term Sheet is non-binding, is being presented for discussion and settlement purposes, and is entitled to protection from any use or disclosure to any Person pursuant to Federal Rule of Evidence 408 and any other rule of similar import. This Term Sheet is not an offer, commitment or agreement of any kind and may not be relied upon as such. Any obligation will arise only when an authorized signatory of each of the parties has signed and delivered definitive documents, and no obligation will arise from any oral or written statement or correspondence during discussions among the parties. Any party may terminate or withdraw from discussions at any time and for any reason in such party’s sole and absolute discretion without liability to any other party. This Term Sheet does not purport to summarize all of the terms, conditions, covenants and other provisions that may be contained in fully negotiated and executed definitive documentation (the “Definitive Documentation”) in connection with a potential recapitalization. No provision of this Term Sheet should be considered separate and apart from the whole. This Term Sheet does not constitute an offer for the purchase, sale or subscription of, or solicitation or invitation of any offer to buy, sell or subscribe for, any securities.

This Term Sheet and the information contained herein shall remain strictly confidential and may not be shared with any Person other than the Company, its board of directors and current equity sponsors, the Ad Hoc Noteholders (as defined below) and their respective professional advisors, or circulated or referred to publicly or in discussions with any of the Company’s creditors or other stakeholders without the prior written consent of each of the Ad Hoc Noteholders, except as may be required by law.

GENERAL

Ad Hoc Noteholders	The ad hoc group of noteholders collectively holding over 50% of the Existing Notes (collectively, the “Ad Hoc Noteholders”)

NEW INVESTMENT

New Investment by Ad Hoc Noteholders	The Ad Hoc Noteholders shall collectively commit to contribute $600[1] million in cash (the “New Investment”), assuming an RBL repayment of $250 million or less, in exchange for $600 million in principal amount of first lien, second-out loans (the “1.25-Lien Loans”), with Holdings’s current equity sponsors to have the right to contribute up to $[TBD] million, which 1.25 Lien Loans shall be committed before commencement of the exchange transaction. Each holder of Existing Notes that (i) is a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act of 1933 (a “QIB”) and (ii) participates in the Exchange Offer will have the opportunity to elect to participate in the New Investment on a pro rata basis. The Ad Hoc Noteholders will receive a backstop commitment fee in an amount equal to 6.0% of the principal amount of the New Investment, payable in the form of additional 1.25-Lien Loans at the consummation of the New Investment.

1.25-Lien Loans

Interest. The 1.25-Lien Loans will bear 10.00% cash interest.

Documentation. The 1.25-Lien Loans will be issued by amending the documentation governing the Existing RBL (as defined below), including the Existing RBL Credit Agreement (as defined below).

Priority. The 1.25-Lien Loans will be secured by the same liens on collateral securing the Existing RBL, and shall be subject to the same benefits as the Existing RBL under the Second Lien Intercreditor Agreement dated as of September 25, 2012 (as amended, the “Existing Intercreditor”) among the Company, the other grantors party thereto, JPMorgan Chase Bank, N.A., as representative for the Senior Secured Parties and Bank of America, N.A., as representative for the Initial Second Priority Debt Parties. The 1.25-Lien Loans

[1]	To the extent the RBL lenders require a greater pay down, the commitment will increase correspondingly.

will be guaranteed by Holdings and the same subsidiaries of the Company that guarantee the obligations under the Existing RBL Credit Agreement. Pursuant to contractual provisions to be agreed with the lenders under the Existing RBL Credit Agreement, the 1.25-Lien Loans will be subordinated in lien priority to the Amended RBL (as defined below).

Maturity. Five years from date that the exchange transaction is consummated, subject to acceleration if 2nd Lien debt of greater than $[TBD] remains outstanding as of March 31, 2018.

Restricted Payments Basket. $150 million.

Covenants. Same as Amended RBL.

Use of Proceeds	$250 million of the net cash proceeds from the New Investment will be used to pay down the outstanding balance of the Existing RBL. The remaining net cash proceeds from the New Investment will be funded to the balance sheet of the company, to be used for general corporate purposes, including potential acquisitions and to fund F&D costs or as permitted by the terms of the restricted payments basket.

EXCHANGE OFFER

Exchange Offer	An offer (the “Exchange Offer”) will be made to all holders of the Existing Notes to exchange all, but not less than all, of the Existing Notes of each such holder for a new series of first lien, third-out notes (the “1.5-Lien Loans”) at an exchange rate of $75 face amount of 1.5-Lien Loans for each $1,000 face amount of Existing Notes exchanged.

Exchange Offer Conditions	The exchange offer will be conditioned upon the tender of at least 97% of the Existing Notes.

1.5-Lien Loans

Interest. The 1.5-Lien Loans will bear 6.0% payment-in-kind interest per annum.

Documentation. The 1.5-Lien Loans will be issued by amending the documentation governing the Existing RBL (as defined below), including the Existing RBL Credit Agreement (as defined below).

Priority. The 1.5-Lien Loans will be secured by the same liens on collateral securing the Existing RBL and the 1.25-Lien Loans, and shall be subject to the same benefits as the Existing RBL under the Second Lien Intercreditor Agreement dated as of September 25, 2012 (as amended, the “Existing Intercreditor”) among the Company, the other grantors party thereto, JPMorgan Chase Bank, N.A., as representative for the Senior Secured Parties and Bank of America, N.A., as representative for the Initial Second Priority Debt Parties. The 1.25-Lien Loans will be guaranteed by Holdings and the same subsidiaries of the Company that guarantee the obligations under the Existing RBL Credit Agreement. Pursuant to contractual provisions to be agreed with the lenders under the Existing RBL Credit Agreement and holders of the 1.25-Lien Loans, the 1.5-Lien Loans will be subordinated to the Amended RBL and the 1.25-Lien Loans.

Maturity. Five years from the consummation of the exchange transaction, subject to acceleration if 2nd Lien debt of greater than $[TBD] remains outstanding as of June 30, 2018.

Restricted Payments Basket. $150 million.

Covenants. Same as Amended RBL.

Conversion to Equity. [NTD: Discuss mechanics and options for conversion into equity].

Exit Consent	In connection with the Exchange Offer, the exchanging holders of the Existing Notes will deliver exit consents for the purpose of amending the indenture governing the Existing Notes (the “Indenture”). Such amendments will (i) remove substantially all of the restrictive covenants in the Indenture other than those requiring unanimous consent of holders of the Existing Notes and (ii) release all guarantees in favor of the Existing Notes.

AMENDMENT TO EXISTING RBL CREDIT AGREEMENT

Amendment

In connection with the Recapitalization, the Credit Agreement dated as of December 21, 2011 (as amended, the “Existing RBL Credit Agreement” and the facility governed thereby the “Existing RBL”) among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent and the several lenders party thereto, will be amended (as so amended, the “Amended RBL Credit Agreement” and the revolving facility governed thereby the “Amended RBL”) in order to, among other things:

1.      Reduce the drawn portion of loans thereunder by $250 million or less using a portion of the net cash proceeds of the New Investment;

2.      Permit the Recapitalization Transactions, including the New Investment, the Exchange Offer, the incurrence of the 1.25-Lien Loans and the 1.5-Lien Loans and the transactions relating thereto;

3.      Extend the maturity of the Amended RBL to March 25, 2018;

4.      Revise the financial covenants contained in the Amended RBL Credit Agreement to reflect the Recapitalization and the pro forma business plan of the Company;

5.      Provide that no borrowing base redetermination shall occur until at least one year after the date on which the Recapitalization transactions are consummated (the “Closing Date”); and

6.      Ensure that all assets of the Company and its subsidiaries are subject to first-priority liens in favor of the obligations under Amended RBL Credit Agreement (including the Amended RBL, the 1.25-Lien Loans and the 1.5-Lien Loans).

POST-RECAPITALIZATION CAPITAL STRUCTURE

Amended RBL	As described above.

1.25-Lien Loans	As described above.

1.5-Lien Loans	As described above.

2L Credit Agreement	The debt outstanding under the Credit Agreement, dated as of September 25, 2012 (as amended, the “2L Credit Agreement”) will remain outstanding and the terms of the 2L Credit Agreement will not be amended in connection with the Recapitalization.

Existing Notes	As described above.

Preferred Stock	The existing cumulative redeemable preferred stock, par value $0.10 per share of Holdings (the “Preferred Stock”) will remain outstanding in connection with the Recapitalization.[2]

OTHER CONSIDERATIONS

Acquisition Vehicle	TBD.

[2]	NTD: Discuss treatment.

Professional Fees	The Company shall pay the reasonable and documented out-of-pocket fees and expenses incurred by the Ad Hoc Noteholders in connection with the negotiation and implementation of this Term Sheet, the Definitive Documentation, and the Recapitalization (collectively, the “Reimbursable Expenses”), including without limitation (a) the reasonable and agreed fees and expenses of their respective legal counsel and financial advisors (including any agreed “success fees”) in connection with the due diligence, drafting, negotiation, prosecution, defense or implementation of this Term Sheet, the Definitive Documentation, and the Recapitalization and (b) any reasonable and documented fees and expenses in connection with obtaining all required governmental, regulatory and third-party approvals and/or consents in connection with the Recapitalization (collectively, the “Approvals”).

Management Incentive Plan	TBD.

Board of Directors	Following the consummation of the Recapitalization, the board of directors of Holdings will remain the same as immediately prior to the Recapitalization; except that, Ad Hoc Noteholders will receive the right to appoint one director.

Tax Considerations	The Ad Hoc Noteholders and the Company shall cooperate with one another and use good faith efforts to structure the Recapitalization and the transactions contemplated herein (including any payments contemplated herein) to the maximum extent possible in a tax-efficient manner for the Company, Holdings, and the Ad Hoc Noteholders. [NTD: Tax issues to be discussed.]

CONDITIONS PRECEDENT TO RECAPITALIZATION

Ad Hoc Noteholders Conditions Precedent

The obligations of the Ad Hoc Noteholders to consummate the Recapitalization will be subject to the following conditions precedent, each of which may be waived in writing by unanimous consent of all of the Ad Hoc Noteholders.

(i)     Completion of the Ad Hoc Noteholders’ due diligence concerning the Company’s business, operations (foreign and domestic), financial condition, prospects, capital expenditures and other related matters;

(ii)    Negotiation, execution and delivery of Definitive Documentation in form and substance consistent with the terms set forth herein and otherwise satisfactory to the Ad Hoc Noteholders and the satisfaction of the further conditions precedent contained therein, which conditions precedent shall be standard and customary for transactions of this kind;

(iii)     All Approvals shall have been obtained and shall remain in full force and effect, and there shall exist no claim, action, suit, investigation, litigation or proceeding, pending or threatened in any court or before any arbitrator or governmental instrumentality, which would prohibit the Ad Hoc Noteholders from consummating the transactions contemplated by this Term Sheet;

(iv)     The lenders and the administrative agent under the Existing RBL Credit Agreement shall have committed in writing to the amendments to the Existing RBL Credit Agreement not later than [June 30, 2015];

(v)      The Exchange Offer shall have commenced not later than [June 30, 2015];

(vi)     97% of the Existing Notes shall have been tendered in the Exchange Offer;

(vii)    Payment in full of all Reimbursable Expenses (as defined herein) outstanding on the Closing Date; and

(viii)  The Closing Date shall have occurred no later than August 14, 2015.

(ix)     [NTD: Timeline and additional interim steps (including under securities laws) to be discussed.]

Samson Resources Corp.

Exhibit 99.1 Senior Notes Term Sheet—Company Proposal (July 26, 2015)

New Money Terms

•    Amount: $650 million [assuming RBL repayment of $250 million or less]

•    Terms: 1.25 Lien.15% Cash (sponsors to participate at a minimum of $100MM of New Money and maximum of $150MM).

•    Call protection: NC-1. Callable at 104 in year two, 102 in year three, and par thereafter

•    Fees: 5% PIK backstop. If 100% of commitment is not funded due to syndication of alternative new money facility to non-backstop parties, backstop fee will be reduced to 2%.

•    Tenor: 3.5 years, with springing maturity six months inside 2L maturity

•    Common equity: 15%

•    Board representation: One board seat, whom shall be non-holder.

•    Lenders: Senior Note group and sponsors

Exchange Terms	• Exchange Ratio: 20% • New Debt Terms: 1.5 Lien, 5% Cash, 3% PIK • Tenor: 3.5 years, with springing maturity six months inside 2L maturity • Minimum Participation: 95%

Pro Forma Equity Ownership	• Existing Sponsors: 85% • Exchanging Senior Notes: Warrants to purchase 5% common equity struck at $600 million equity value

Other Key Terms

•    RBL agrees to roll post-paydown or new RBL funded at similar rate; RBL (on mutually agreeable terms) to be in place prior to exchange launch

•    $[TBD] secured debt basket for RBL + reserve formula (i.e. ACNTA test)

•    Asset sale proceeds can be used to, among other things, repurchase all outstanding indebtedness (after reducing any RBL capacity as required under RBL facility)

•    RP basket for 2nd Lien debt repurchases equal to 1.5 X sponsor investment in New Money ($100-150MM).

•    Preferred Stock surrendered (any equity given to Preferred does not reduce equity for 1.25 Lien and 1.5 Lien)

•    Unsecured holders prevented from holding or financially benefiting from holding (e.g. swap and/or participation agreements) other debt, specifically 2nd Lien,[1]

•    Minimum participation by Senior Note holders of 75% prior to launch

•    Company retains sole ability to amend minimum participation threshold of exchange and increase economics of new debt

•    Management compensation structure to be agreed upon

•    Consenting noteholders agree up front to a release and assignment of claims, if any, against Sponsors, directors and officers to be included in a support agreement and binding whether or not the exchange is consummated.

•    Upon closing of the exchange transaction, the senior noteholder group will sell to Sponsors the consideration received on account of the exchange equal to the proportion of the Sponsors’ ownership of the New Money (1.25 debt) at the market value of the senior notes as of July 26 ,2015.

[1]	Excludes existing holdings.

Samson Resources Corp.

Exhibit 99.1 Senior Notes Term Sheet—Noteholder Proposal (July 27, 2015)

New Money Terms

•    Amount: $650 million[, assuming RBL repayment of $250 million or less]

•    Terms: 1.25 Lien. 16% Cash

•    Sponsor Participation: Sponsors to participate at a minimum of $100MM of New Money and a maximum of $150MM. Exact amount of sponsor participation amount to be fixed and committed prior to signing/launch

•    Sponsor Hold: Minimum of 18 months

•    Call protection: NC-2, 107% thereafter

•    Fees: 5% PIK backstop

•    Tenor: 3.5 years, with springing maturity six months inside 2L maturity

•    Common equity: 15%

•    Board representation: Two board seats, each of whom shall be non-holders.

•    Warrants: Warrants to purchase 15% common equity struck at $600 million equity value

•    Lenders: Senior Note group and sponsors

Exchange Terms

•    Exchange Ratio: 20%

•    New Debt Terms: 1.5 Lien, 5% Cash, 3% PIK

•    Tenor: 3.5 years, with springing maturity six months inside 2L maturity

•    Minimum Participation: 95%

•    Accrued Interest included in exchange

Pro Forma Equity Ownership

•    Existing Sponsors: 85%

•    Exchanging Senior Notes: Warrants to purchase 5% common equity struck at $600 million equity value

•    New Money: 15%, plus warrants to purchase 15% common equity struck at $600 million equity value

Other Key Terms

•    RBL agrees to roll post-paydown or new RBL funded at similar rate

•    $[TBD] secured debt basket for RBL + reserve formula (i.e. ACNTA test)

•    Asset sale reinvestment provisions to be agreed upon

•    RP basket for 2nd Lien debt repurchases equal to amount of sponsor participation in New Money. Repurchases subject to minimum liquidity/asset coverage covenants to be agreed upon.

•    Preferred Stock surrendered (any equity given to Preferred does not reduce equity for 1.25 Lien and 1.5 Lien)

•    Unsecured holders prevented from holding or financially benefiting from holding (e.g. swap and/or participation agreements) other debt, specifically 2nd Lien, for period of [            ][1]

•    Minimum participation by Senior Note holders of [TBD]% prior to launch

•    Company retains sole ability to amend minimum participation threshold of exchange and increase economics of new debt

[1]	Excludes existing holdings.

•    Management compensation structure to be agreed upon

•    Sponsors may purchase notes from backstop holders or other holders at market prices (with no commitment by backstop holders to sell to sponsors)

•    If deal is announced prior to blow out date in NDA, holders will be cleansed on date of announcement

Samson Resources Corp.

Exhibit 99.1 Senior Notes Term Sheet—Last Company Proposal (July 28, 2015)

New Money Terms

•    Amount: $650 million[, assuming RBL repayment of $250 million or less]

•    Terms: 1.25 Lien. Rate will be 16% Cash

•    Call protection: NC-2, 107% thereafter

•    Fees: 5% PIK backstop. If 100% of commitment is not funded due to syndication of alternative new money facility to non-backstop parties, backstop fee will be reduced to 2%.

•    Tenor: 3.5 years, with springing maturity six months inside 2L maturity

•    Common equity: 15%

•    Board representation: Two board seats, each of whom shall be non-holders.

•    Warrants: Warrants to purchase 15% common equity struck at $600 million equity value

•    Lenders: Senior Note group

Exchange Terms

•    Exchange Ratio: 20%

•    New Debt Terms: 1.5 Lien, 5% Cash, 3% PIK

•    Tenor: 3.5 years, with springing maturity six months inside 2L maturity

•    Minimum Participation: 95%

•    Accrued Interest included in exchange

Pro Forma Equity Ownership

•    Existing Sponsors: 85%

•    Exchanging Senior Notes: Warrants to purchase 5% common equity struck at $600 million equity value

•    New Money: 15%, plus warrants to purchase 15% common equity struck at $600 million equity value

Other Key Terms

•    RBL agrees to roll post-paydown or new RBL funded at similar rate

•    $[TBD] secured debt basket for RBL + reserve formula (i.e. ACNTA test)

•    Asset sale reinvestment provisions to be agreed upon

•    RP basket for 2nd Lien debt repurchases equal to $150 million

•    Preferred Stock surrendered (any equity given to Preferred does not reduce equity for 1.25 Lien and 1.5 Lien)

•    Unsecured holders prevented from holding or financially benefiting from holding (e.g. swap and/or participation agreements) other debt, specifically 2nd Lien, for period of 18 months[1]

•    Minimum participation by Senior Note holders of [TBD]% prior to launch

•    Company retains sole ability to amend minimum participation threshold of exchange and increase economics of new debt

•    Management compensation structure to be agreed upon

•    Consenting noteholders agree up front to a release and assignment of claims as against sponsors, directors and officers to be included in a support agreement and binding whether or not the exchange is consummated

[1]	Excludes existing holdings.

Samson Resources Corp.

Exhibit 99.1 Senior Notes Term Sheet—Last Noteholders Proposal (July 29, 2015)

New Money Terms

•    Amount: $650 million[, assuming RBL repayment of $250 million or less]

•    Terms: 1.25 Lien. 16% Cash

•    Sponsor Participation: Sponsors to participate at a minimum of $100MM of New Money and a maximum of $150MM. Exact amount of sponsor participation amount to be fixed and committed prior to signing/launch

•    Sponsor Hold: Minimum of 18 months

•    Call protection: NC-2, 107% thereafter

•    Fees: 5% PIK backstop

•    Tenor: 3.5 years, with springing maturity six months inside 2L maturity

•    Common equity: 15%

•    Board representation: Two board seats, each of whom shall be non-holders.

•    Warrants: Warrants to purchase 15% common equity struck at $600 million equity value

•    Lenders: Senior Note group and sponsors

Exchange Terms

•    Exchange Ratio: 20%

•    New Debt Terms: 1.5 Lien, 5% Cash, 3% PIK

•    Tenor: 3.5 years, with springing maturity six months inside 2L maturity

•    Minimum Participation: 95%

•    Accrued Interest included in exchange

Pro Forma Equity Ownership

•    Existing Sponsors: 85%

•    Exchanging Senior Notes: Warrants to purchase 5% common equity struck at $600 million equity value

•    New Money: 15%, plus warrants to purchase 15% common equity struck at $600 million equity value

Other Key Terms

•    RBL agrees to roll post-paydown or new RBL funded at similar rate

•    $[TBD] secured debt basket for RBL + reserve formula (i.e. ACNTA test)

•    Asset sale reinvestment provisions to be agreed upon

•    RP basket for 2nd Lien debt repurchases equal to 1.5X amount of sponsor participation in New Money. Repurchases subject to minimum liquidity/asset coverage covenants to be agreed upon.

•    Preferred Stock surrendered (any equity given to Preferred does not reduce equity for 1.25 Lien and 1.5 Lien)

•    Unsecured holders prevented from holding or financially benefiting from holding (e.g. swap and/or participation agreements) other debt, specifically 2nd Lien, prior to the date that is three months after closing of the exchange offer[1]

•    Minimum participation by Senior Note holders of [TBD]% prior to launch

•    Company retains sole ability to amend minimum participation threshold of exchange and increase economics of new debt, except that the consent of the Senior Note group backstop parties will be required for any reduction of the minimum participation threshold below 85%

[1]	Excludes existing holdings

•    Management compensation structure to be agreed upon

•    Sponsors may purchase notes from backstop holders or other holders at market prices (with no commitment by backstop holders to sell to sponsors)

•    If deal is announced prior to blow out date in NDA, holders will be cleansed on date of announcement

•    Customary mutual releases as between the sponsors and the unsecured holders to become effective at (and subject to the occurrence of) the closing of the exchange offer

•    Terminations of the Jefferies and Wachtell engagement letters to be rescinded